RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Leadership Executive Team

Executive:  Lawrence Siebert, J.D.  Chairman  & CEO
Previous Experience: 1981-1991, Partner, Stanwich Partners, Inc.; 1992-2002 Siebert
 Associates LLC, Manager; Siebert Capital Corp., President
Joined:  2002

Executive:  Richard Larkin, CPA  Chief Financial Officer
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.
Joined:  2003

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Previous Experience: 20+ Years at Pall Corporation, most recently as Sr. VP - Scientific & Laboratory Services
Joined:  2012
Executive:  Javan Esfandiari, M.S.  SVP Research & Development
Previous Experience: 1993-1997, R&D Director On-Site Biotech;
1997-2000, Co-Founder of Sinovus Biotech AB (Sweden), which was acquired by Chembio in 2000
Joined:  2000

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Previous Experience: 25 years' experience in the development of vaccines, therapeutics and  IVDs working with several major pharmaceutical, vaccine and diagnostic companies
Joined:  2005

Executive:  Michael Steele
Previous Experience: 20-years of business development and strategy execution at life sciences companies Sera Care Life Sciences, Serologicals, Inc. and Corautus Genetics.
Joined:  2012

Slide 4

Leadership Independent Directors

Gary Meller, M.D., MBA – Director since 2005, Member of: Chairman Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee
President of CommSense Inc., M.D. University of New Mexico School of Medicine, MBA Harvard Business School.

Katherine L. Davis – Director since 2007, Member of: Chairman Audit Committee, Compensation Committee and Chairman Nominating and Corporate Governance Committee
Owner of Davis Design Group LLC;  MBA Harvard Business School, Bachelors of Science in Mechanical Engineering from the Massachusetts Institute of Technology.

Peter Kissinger Ph.D. –Director since 2011, Member of: Audit Committee
Professor of Chemistry and Associate Department Head at Purdue University; B.S. in Chemistry from Union College, Schenectady, N.Y., and a Ph.D. in Analytical Chemistry from the University of North Carolina in Chapel Hill.

Barbara DeBuono M.D., M.P.H. – Director since 2011, Member of: Compensation Committee, Chairman of Special Sub-Committee for CEO Search
Senior Vice President for Market Development at TREO Solutions ; B.A. from the University of Rochester, M.D. from the University of Rochester School of Medicine, and Masters in Public Health (M.P.H.) from Harvard University School of Public Health.

Slide 5

Our Vision & Mission

We are a provider of Point-of-Care diagnostic tests and solutions, helping people live longer and healthier lives.

Our mission is to become a key provider in the market for rapid diagnostic Point of Care (POC) testing, through the development, manufacture, and commercialization of proprietary technology with superior performance and technical service.

Slide 6

Current Financial Position and Share Information
Third Quarter Financial Results to be Issued November 7, 2013

($ in 000s)	June'13 Unaudited	Dec '12
Cash	$8,645	$2,952
Total Assets	$23,542	$17,335
Total Liabilities	$3,929	$3,460
Stockholders' Equity	$19,613	$13,875

(Share Information as of October 25, 2013mation2013 Revenuese convernsitsuctsrformance and technical seviceugh the development,)
Ticker Symbol (NASDAQ)	CEMI
Outstanding Shares	9.32 million
Fully Diluted Shares	9.99 million
Share Price	$3.75
Market Capitalization	$34.96 million

Slide 7

Selected Financial Data FY2008 –2012
Nine Consecutive Years of Sales & Gross Profit Growth; Four Consecutive Years of Profitability
See Graphic

2012
	Total Revenue $25,611
	Product Revenue $24,327
	Gross Profit $10,790
	R&D Expense* $4,486
	Pre-Tax Income $1,451
	Clinical Trial Expense $820

* Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

Slide 8

Selected Actual & Anticipated Developments 2012 & 2013

	Strengthened Management Team
	Received FDA PMA Approval of DPP Oral Fluid HIV Test
	Achieved 9th Straight Year of Revenue & Gross Margin Growth and 4th Straight Year of Profitability ; Anticipate Record Revenues Second Half of 2013
	Strengthened Balance Sheet with Common Stock Issuance
	Established Institutional Shareholder Base
	Selected for Russell Small Cap Index
	Received CE Mark for Sure Check HIV 1/2 Assay – Additional CE Markings Anticipated
	Entered International Assembly & Distribution Agreement with Labtest of Brazil

Slide 9

Selected Actual & Anticipated Developments 2012 & 2013, continued

	Final USPSTF Recommendations for HIV and HCV Testing Issued, Complement CEMI Business Strategy for these Products
	Implementing US and International Commercial Strategy, Expanding Market and Sales Opportunities
	Anticipate Completing CLIA Waiver Study for DPP HIV Oral Fluid HIV Assay
	Anticipate Completing Initial International Registrations for HIV-Syphilis & Receiving Initial Orders, and Submitting PMA Application to FDA
	Expanded DPP® IP Portfolio; Completing Sponsored Research Agreements

Slide 10

Chembio Products are well Positioned Globally for Growth…

USA
•	Distribution through Alere (36% FY12 revenue)
•	DPP® HIV PMA approval (Dec'12) / CLIA pending
•	Funded Research Collaborations with CDC, DOD, NIH

•	EUCE mark approval for SURECHECK ® (July '13)
•	CE mark for STATPAK ®, DPP ® HIV, HIV/Syphilis pending.

SOUTH/CENTRAL AMERICA
•	Strong OEM Partnerships (FIOCRUZ, Labtest); Branded products sold to NGOs, private distributors (>50% FY12)

AFRICA
•	Procurement primarily funded by PEPFAR, Global Fund, and WHO
•	Sales channel; NGO-direct & through distributors (11% FY12 revenue)
•	Commercial resource deployment

Slide 11

DPP® Patented Point of Care Technology – POCTs for Early Detection & Improved Health

•	Proprietary Platform Technology that Uniquely Enables Multiplexing for Higher Value Tests
•	Increases Sensitivity as Compared with Lateral Flow Technology
•	Validated with Numerous Partners, Regulatory Agencies
•	New DPP® Patents Issued in 2013

See graphics

Slide 12

POCTs - A Growing $8B Global Market - Long-term Trend Toward Molecular Levels of Detection

CURRENT CAPABILITIES
	Lateral Flow Technology
	Single parameter tests
	DPP® Technology Enabling
	Improved Sensitivity, Multiplexing

R&D
	Signal
	Enhancement Features

POTENTIAL NEW CAPABILITIES BEING ASSESSED
	Molecular
	Amplification Technologies

Slide 13

Chembio POCT Market Opportunities:
HIV Rapid POCTS

Established, Growing Markets
U.S.
•	~50,000 New Infections in - 2012
•	USPSTF Recommends Routine Testing
‐	ACA Expanding Coverage by 25MM+

International
•	2.5MM New Infections Worldwide in 2012
•	Designation in PEPFAR & Other Donor-Funded Countries' Testing Protocols

Slide 14

Chembio DPP® HIV 1/2 Assay FDA-Approved Dec. '12, CLIA Waiver expected Q1 2014
	Build on Established Position/Performance of our FDA Lateral Flow Products with Only Alternative to Current ~$35MM Oral Fluid Product
	Superior blood matrix performance over top 4 market share products in early detection study
	Superior Oral Fluid sensitivity v. Market Leader in head-to-head study
	User friendly, safe and efficient SampleTainer™ Sample Collection System
	Separate and reagent-free oral fluid collection device
See graphics

Slide 15

Additional POCT Products in Pipeline
Chembio's DPP® HIV-Syphilis and Syphilis Screen & Confirm Tests

DPP® HIV-Syphilis POCT
•	Large Global Market Opportunities for Pre-Natal and MSM Screening; Up to 70% HIV-Syphilis Co-Infection in MSM
•	Higher Prevalence of Syphilis (1.9MM) than HIV (1.5MM) in pregnant women
•	International Registrations Pending; Anticipated FDA PMA submission in Q4 2014

DPP® Syphilis Screen & Confirm POCT
•	Eliminates Past Infections, thereby Overtreatment
•	CE Marked, Anticipate 510(K) Submission in Q1-2014
‐	Vendor Component Performance being Re-Validated with good process in Q3

Slide 16

Chembio's Business Strategy for Growth:

•	Establish commercial capabilities to increase revenue and maximize profits
•	Develop, license or acquire POCT products/technologies that add value
•	Expand manufacturing capabilities to supply our customers

Slide 17

Commercial Strategy: Top Line Growth (Sales)

Build a Sales & Marketing Organization to increase Our Revenue and Maximize Profits

Tactic #1 Move up value stream in US diagnostics market "USA Direct" for certain products.
Tactic #2 Future Growth – New Markets and New Applications
Tactic #3 Maximize Opportunities Developing World Markets

Slide 18

US Market Commercial Launch Update

	US Launch Project Plan in Place
	Director of Sales & Director of Marketing Candidates Finalized
	Engaged with Distribution Partners
	Ongoing Discussion and Planning around Alere Options
o	Anticipating Proposal from Alere
o	Ongoing Assessment/Readiness for Alternative Scenarios & Options

Slide 19

Additional Priorities & Areas of Focus: Operations

Maufacturing Operations

	Process Excellence Program (Lean/Six Sigma)
	Engineering & Automation
	Targeted Cost Savings
o	Productivity/Labor Efficiencies
o	Scrap (10% Improvement from FY12)

Slide 20

Additional Priorities & Areas of Focus: Technology

Technology Investment

	New Product Launch (DPP HIV/SYP, SYP S&C)
	Develop New Technologies (HIV 4G, HCV) that Address Healthcare Concerns
	Identify Additional Technologies to License/Acquire that will Complement our Commercial Strategy

Slide 21

Anticipated Milestones - 2013-2014
•	Record Revenues in Second Half of 2013
•	Oral Fluid HIV Test CLIA Waiver & Launch
‐	Establishing Chembio-branded U.S. Public Health Commercial Organization for Pipeline of Complementary Products
•	Expanding International Revenues for Lateral Flow and DPP® Products
•	FDA Submission & Approval of DPP HIV-Syphilis Test
•	New Distribution, Contract Development & OEM Deals
•	Increased Production Capacity
•	Pursue Acquisitions or Licenses of Complementary Products/Technologies
•	New CEO